Exhibit 10.12

FIRST AMENDMENT
THIS FIRST AMENDMENT (this “Amendment”) dated as of June 23, 2014 to the Credit Agreement referenced below is by and among COMSCORE, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of September 26, 2013 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and
WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.    Amendment.     Clause (c) of Section 8.06 of the Credit Agreement is hereby amended to read as follows:
(c)    the Borrower may declare and make Restricted Payments, provided that: (i) no Event of Default shall have occurred and be continuing at the time of such payment; (ii) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that after giving effect to such payment on a Pro Forma Basis (A) the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 recomputed as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) and (B) the Consolidated Leverage Ratio recomputed as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) would not exceed 2.75:1.0; (iii) immediately after giving effect to such payment, there shall be at least $20,000,000 of Liquidity; and (iv) if after giving effect to such Restricted Payment on a Pro Forma Basis either (1) the Consolidated Leverage Ratio recomputed as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) would exceed 2.00:1.0 or (2) availability under the Aggregate Revolving Commitments is less than $30,000,000 (collectively, the “Financial Conditions”), then the aggregate amount of such Restricted Payments made during the period from the effective date of the First Amendment to this Agreement to the Maturity Date when either of the Financial Conditions is applicable shall not exceed $50 million.
3.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors and the Required Lenders and the Administrative Agent.
4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
5.    Reaffirmation of Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (or, if such representation or warranty is qualified by materiality, it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (or, if such representation or warranty is qualified by materiality, it shall be true and correct in all respects), and (b) no Default exists.
6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
9.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

BORROWER:	COMSCORE, INC,
a Delaware corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Chief Financial Officer & Treasurer

GUARANTORS:	CSWS, INC., a Virginia corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

COMSCORE BRAND AWARENESS, L.L.C.,
a Delaware limited liability company

By:     COMSCORE, INC., a Delaware corporation,
as sole member

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

CS WORLDNET US HOLDCO LLC,
a Delaware limited liability company

By:     CS WORLDNET HOLDING B.V.,
a Netherlands limited company, as managing member

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Director

CREATIVE KNOWLEDGE, INC., a Delaware corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

MARKETSCORE, INC., a Delaware corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

[Signature Pages Continue]

COMSCORE EUROPE, LLC, a Delaware limited liability company

By:     COMSCORE, INC., a Delaware corporation, as manager

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

FULL CIRCLE STUDIES, INC., a Delaware corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

CARMENERE HOLDING COMPANY, a Delaware corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

VOICEFIVE, INC., a Delaware corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

TMRG, INC., a Delaware corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

COMSCORE INTERNATIONAL INC., a Delaware corporation

By: /s/ Kenneth J. Tarpey
Name: Kenneth J. Tarpey
Title: Treasurer

[Signature Pages Continue]

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Michal D. Brannan
Name: Michal D. Brannan
Title: Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Nancy Bonnell
Name: Nancy Bonnell
Title: Vice President

SILICON VALLEY BANK

By:/s/ Jack Gaziano
Name: Jack Gaziano
Title: Managing Director

SUNTRUST BANK

By: /s/ Brian Guffin

Name: Brian Guffin
Title: Director